                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes                   EXHIBIT 20.1
                            Servicer's Certificate
                      Distribution Date: October 15, 1999
                  Collection Period: September 1 to 30, 1999

I.  Available Funds
------------------
Scheduled Principal Payments Received                                                                   $  1,416,277.09
Partial and Full Prepayments Received                                                                      1,238,519.27
Interest Payments Received                                                                                   753,499.84
Policy Claim Amount                                                                                                   -
Pre-Funding Earnings                                                                                                  -
Class A Redemption Amount                                                                                             -
Income From Collection Account Eligible Investments                                                           10,639.89
Recoveries On Previously Liquidated Receivables                                                                8,900.00
Liquidation Proceeds                                                                                          94,144.38
Recoveries From Insurance                                                                                             -
Purchase Amount of Purchased Receivables                                                                              -
                                                                                                        ---------------
  Total Available Funds                                                                                 $  3,521,980.47
                                                                                                        ===============

II. Distributions
-----------------

A.  Calculation of Total Principal Payment Amount
-------------------------------------------------
Beginning Principal Balance of Notes                                                                    $ 80,440,465.59

Principal Portion of Scheduled Payments Received                                                           1,107,183.02
Principal Portion of Prepayments                                                                             968,219.79
Principal Portion of Purchased Receivables                                                                            -
Principal Balance of Liquidated Receivables                                                                  159,565.23
Aggregate Amount of Cram Down Losses                                                                                  -
Class A Redemption Amount                                                                                             -
                                                                                                        ---------------
  Total Principal Payment Amount                                                                        $  2,234,968.04
                                                                                                        ---------------

Overcollateralization Amount to Principal                                                                             -
                                                                                                        ---------------
Ending Principal Balance of Notes                                                                       $ 78,205,497.55
                                                                                                        ===============

B.  Priority of Distributions
-----------------------------
1.  Indenture Trustee, Backup Servicer, Owner Trustee                                                   $      4,918.84
2a. Basic Servicing Fee                                                                                       70,269.14
 b. Supplemental Servicing Fee                                                                                 3,599.80
3.  Class A Interest Payment Amount                                                                          398,850.64
4.  Class A Principal Payment Amount                                                                       2,234,968.04
5.  Note Insurer Payment                                                                                      40,220.23
6.  To The Reserve Fund                                                                                      769,153.78
7.  Accrued or Unpaid Fees to Indenture Trustee, Backup Servicer, Owner Trustee or successor Servicer                 -
                                                                                                        ---------------
    Total Distributions Before Overcollateralization or Certificateholder Payments                      $  3,521,980.47
                                                                                                        ---------------
8.  Overcollateralization Amount to Class A Principal                                                                 -
9.  Accrued or Unpaid Basic and Supplemental Servicing Fees                                                           -
10. Remaining Payment To The Certificateholder, Including Reserve Account Release                                     -
                                                                                                        ---------------
  Total Payments                                                                                        $  3,521,980.47
                                                                                                        ===============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                      Distribution Date: October 15, 1999
                  Collection Period: September 1 to 30, 1999

III. Note Balances
------------------
Beginning Note Balance                                                                              $ 80,440,465.59
Ending Note Balance                                                                                 $ 78,205,497.55
Class A Note Factor                                                                                        0.782055

Class A Original Balance                                                                            $100,000,000.00
Class A Beginning Balance                                                                           $ 80,440,465.59
Class A Ending Balance                                                                              $ 78,205,497.55
Class A Interest Carryover Shortfall                                                                $             -
Class A Principal Carryover Shortfall                                                               $             -


Overcollateralization Amount                                                                           3,258,562.40
Target Overcollateralization Amount                                                                    3,258,562.40

IV. Interest Reserve Requirement
--------------------------------

Sum of Distributions to Indenture Trustee, Backup Servicer, Owner Trustee, Class A Interest
     Payment Amount, and Note Insurer Payment                                                       $             -
Less: Class A Interest Calculated On Principal Balance Of Receivables                                             -
Less: Pre-Funding Earnings                                                                                        -
                                                                                                    ---------------
Interest Reserve Requirement                                                                        $             -
                                                                                                    ===============

V. Pre-Funded Amount
--------------------

Beginning Balance                                                                                   $             -
Plus: Pre-Funding Earnings                                                                                        -
Less: Pre-Funding Distributions                                                                                   -
Less: Class A Redemption Amount                                                                                   -
                                                                                                    ---------------
Ending Balance                                                                                      $             -
                                                                                                    ===============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                      Distribution Date: October 15, 1999
                  Collection Period: September 1 to 30, 1999


VI. Receivables Performance
---------------------------

                                                                                          Beginning                End
A.  General Information                                                                   Of Period             Of Period
-----------------------                                                                ---------------       ---------------
Principal Balance                                                                      $ 84,322,967.62       $ 81,464,059.95
                                                                                       ===============       ===============

Number of Receivables                                                                            4,819                 4,725
                                                                                       ===============       ===============

Weighted Average Coupon (WAC)                                                                                          10.63%
Weighted Average Remaining Maturity (WAM)  in months                                                                    55.4

B.  Delinquency/Repossession Information
----------------------------------------

                                                                       No. Of             Principal             % of Rec.
                                                                     Receivables           Balance              Balance
                                                                   ---------------     ---------------       ---------------
30 - 59 Days Delinquent                                                         41     $    770,541.14                  0.95%
60 - 89 Days Delinquent                                                          4     $     65,546.64                  0.08%
90 + Days Delinquent                                                             3     $     69,404.34                  0.09%
                                                                   ---------------     ---------------       ---------------
  Total                                                                         48     $    905,492.12                  1.11%
                                                                   ===============     ===============       ===============

                                                                                                                Principal/
                                                                                                                (Proceeds)
                                                                                                             ---------------
Principal Balance of Repossessed Vehicles Sold During Collection Period                                      $    151,184.94
Principal Balance of Other Liquidated Receivables                                                                  52,926.37
Cram Down Losses                                                                                                           -
Liquidation Proceeds                                                                                              (94,144.38)
Deficiency Recoveries On Previously Liquidated Receivables                                                         (8,900.00)
Recoveries From Insurance                                                                                                  -
Other Recoveries
                                                                                                             ---------------
  Net Losses                                                                                                 $    101,066.93
                                                                                                             ===============
VII. Reserve Account
--------------------

Beginning Balance                                                                                            $  1,956,302.05
Income From Eligible Investments                                                                                    6,809.75
Deposits                                                                                                          769,153.78
Release of Excess To The Noteholders                                                                                       -
Release of Excess To The Certificateholder                                                                                 -
                                                                                                             ---------------
Ending Balance                                                                                               $  2,732,265.58
                                                                                                             ---------------
Reserve Account Required Amount                                                                              $ 78,205,497.55
                                                                                                             ===============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                      Distribution Date: October 15, 1999
                  Collection Period: September 1 to 30, 1999



VIII. Triggers
--------------

A. Calculations
---------------

                                                                                            Second                Third
                                                                      Preceding            Preceding             Preceding
                                                                      Collection           Collection            Collection
Delinquency Ratio                                                       Period               Period               Period
-----------------                                                  ---------------      ---------------       ---------------
Principal Balance of Receivables, Of Which 10% Or More
  Of Any Scheduled Payment Is 60 Or More Days Past Due             $    134,950.98      $    198,568.74       $    148,282.57

Divided By: Beginning Aggregate Principal Balance                  $ 84,322,967.62      $ 87,402,198.46       $ 90,583,339.90
                                                                   ---------------      ---------------       ---------------
Delinquency Ratio                                                             0.16%                0.23%                 0.16%
                                                                   ===============      ===============       ===============
                                                                                                              ---------------
Average For The Three Preceding Collection Periods                                                                       0.18%
                                                                                                              ===============

                                                                                           Second                 Third
                                                                      Preceding            Preceding             Preceding
                                                                      Collection           Collection            Collection
Default Ratio                                                          Period               Period                Period
-------------                                                      ---------------      ---------------       ---------------

Principal Balance of all Liquidated Receivables                    $    204,111.31      $     69,173.06            216,907.74

Divided By: Beginning Aggregate Principal Balance                  $ 84,322,967.62      $ 87,402,198.46         90,583,339.90
                                                                   ---------------      ---------------       ---------------
Default Ratio                                                                 0.24%                0.08%                 0.24%
                                                                   ===============      ===============       ===============
                                                                                                              ---------------
Average For The Three Preceding Collection Periods                                                                       0.19%
                                                                                                              ===============

                                                                                          Cumulative,            Cumulative
                                                                      During The          As Of Second           As Of The
                                                                      Preceding            Preceding              Preceding
                                                                      Collection           Accounting            Accounting
Cumulative Net Loss Ratio                                              Period                Date                   Date
-------------------------                                          ---------------      ---------------       ---------------
Principal Balance Of Liquidated Receivables                        $    693,242.30      $    489,130.99       $    419,957.93

Less: Liquidation Proceeds And Recoveries Received                     (372,472.74)         (269,428.36)          (239,488.56)

Plus: Cram Down Losses                                                    7,784.84             7,784.84              4,372.28
                                                                   ---------------      ---------------       ---------------
Net Losses                                                         $    328,554.40      $    227,487.47       $    184,841.65
                                                                   ===============      ===============       ===============

Aggregate Principal Balance As Of The Cutoff Date                  $102,564,101.62      $102,564,101.62       $102,564,101.62
                                                                   ---------------      ---------------       ---------------

Net Loss Ratio                                                                0.32%                0.22%                 0.18%
                                                                   ===============      ===============        ==============

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                            Servicer's Certificate
                      Distribution Date: October 15, 1999
                  Collection Period: September 1 to 30, 1999


B. Triggers In Effect
---------------------

                                                                      Actual             Reserve            Trigger
                                                                       Ratio              Event              Event
                                                                   ------------       -------------       -----------
1.  Delinquency Ratio                                                      0.18%               1.50%              2.00%
                                                                   ============       =============       ============

2.  Default Ratio                                                          0.19%               7.00%               N/A
                                                                   ============       =============       ============

3.  Cumulative Net Loss Ratio
          Months 06-08                                                     0.32%               0.75%              1.00%
          Months 09-11                                                     0.00%               1.35%              1.60%
          Months 12-14                                                     0.00%               2.00%              2.30%
          Months 15-17                                                     0.00%               2.50%              3.00%
          Months 18-20                                                     0.00%               3.35%              3.65%
          Months 21-23                                                     0.00%               4.65%              5.10%
          Months 24-26                                                     0.00%               5.50%              6.00%
          Months 27-29                                                     0.00%               5.75%              6.30%
          Months 30 +                                                      0.00%               5.90%              6.50%

4.  Reserve/Trigger Events                                          Occurrences         Deemed Cured
                                                                   ------------        -------------
          Reserve Event                                                      No                  N/A
          Trigger Event                                                     Yes                   No
          Servicer Termination Event                                        Yes

5.  The Collection Period Above Corresponds To Month No.                      7
                                                                   ============

 Executed by: /s/ James E. Stublarec
              ______________________________
              James E. Stublarec
              Vice-President, Finance

        Date: October  8, 1999
              ------------------------------

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                      Distribution Date: October 15, 1999
                  Collection Period: September 1 to 30, 1999

                                                                             Per $1,000 Of
Payments Allocable To Principal                            Total            Orig. Principal
-------------------------------                        --------------      ----------------
Class A Noteholders                                    $ 3,079,230.84      $          30.79

                                                                             Per $1,000 Of
Payments Allocable To Interest                             Total            Orig. Principal
-------------------------------                        --------------      ----------------
Class A Noteholders                                    $   398,850.64      $           3.99


                                                                              Remaining
Amount Of Above Payments Paid From Reserve                 Total               Reserve
------------------------------------------             --------------      ----------------
Principal                                              $            -
Interest                                                            -
                                                       --------------      ----------------
Total                                                  $            -      $   2,732,265.58
                                                       ==============      ================

                                                                             Per $1,000 Of
Note Balances                                              Total            Orig. Principal
-------------                                          --------------      ----------------
Class A Noteholders                                    $78,205,497.55      $         782.05


Amount Of Fees Paid By The Trust                       $   119,008.01
--------------------------------                       ==============

                                                                             Change From
                                                                                Prior
Carryover Shortfalls                                       Total             Payment Date
--------------------                                   --------------      ----------------
Class A Interest                                       $            -      $              -
Class A Principal                                                   -                     -

Note Factor
-----------
Class A                                                                            0.782055

                  PARAGON AUTO RECEIVABLES OWNER TRUST 1999-A
                              5.95% Class A Notes
                           Statement to Noteholders
                      Distribution Date: October 15, 1999
                  Collection Period: September 1 to 30, 1999

Delinquency Ratio                                                0.16%
--------------------                                   ==============

Default Ratio                                                    0.24%
------------                                           ==============

Cumulative Net Loss Ratio                                        0.32%
-------------------------                              ==============

Reserve/Trigger Events                                   Occurrences         Deemed Cured
----------------------                                 --------------      ----------------
Reserve Event                                                 No                 N/A
Trigger Event                                                Yes                  No
Servicer Termination Trigger Event                           Yes

Policy Claim Amount                                    $            -
-------------------                                    ==============

Reimbursements to Note Insurer                         $            -
------------------------------                         ==============

                                                         Occurrences          Continuing
                                                       --------------      ----------------
Insurer Default                                               No                 N/A
---------------

During Funding Period
---------------------
Principal Balance of Subsequent Receivables            $            -
Class A Redemption Amount                              $            -
Remaining Pre-Funded Amount                            $            -


Class A Redemption Amount                              $            -
-------------------------                              ==============

Overcollateralization
---------------------
Overcollateralization Amount                           $ 3,258,562.40                  4.00%
Target Overcollateralization Amount                    $ 3,258,562.40                  4.00%

                                  Page 2 of 2